UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway, Suite 201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Allarity Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 12, 2022 (the “Original Form 8-K”), in which the Company disclosed that it had received a written notification from its former independent registered public accounting firm, Marcum LLP (“Former Accountant”) that its client-auditor relationship with the Company had ceased to be effective as of August 5, 2022. This Amendment No. 1 is being filed to (i) update certain information under Item 4.01, and (ii) file as an exhibit under Item 9.01(d) of this Amendment No. 1 the letter regarding the change in certifying accountant received from the Former Accountant. This Amendment No. 1 should be read in conjunction with the Original Form 8-K and does not modify or update any disclosure made in the Original Form 8-K unless otherwise amended in this Amendment No. 1.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 12, 2022, the Company filed a Form 8-K with the SEC disclosing that it had received written notification from its Former Accountant that its client-auditor relationship with the Company had ceased to be effective as of August 5, 2022, and provided a copy of its Original Form 8-K to the Former Accountant.

On August 23, 2022, the Former Accountant furnished the Company with a letter (the “Accountant Letter”) addressed to the SEC stating whether the Former Accountant agrees with the statements in the Original Form 8-K. A copy of the Accountant Letter is being filed as Exhibit 16.1 to this Form 8-K.

With regards to paragraph five of the Accountant Letter as it relates to material weaknesses in its internal controls over financial reporting, the Company believes that it has provided the information required under Item 304(a)(1)(v)(A).

With regards to paragraphs six and seven of the Accountant Letter, the Company respectfully disagrees that there were events that occurred that rose to a level that would have impaired independence, or that there was information, if further investigated, would require disclosure under Item 304(a)(1)(v)(C). Prior to its resignation, the Former Accountant did not inform the Audit Committee of the information stated in paragraphs six and seven and if they had done so, the Company believes that it would have addressed any issues the Former Accountant would have raised with the Audit Committee to the satisfaction of the Former Accountant.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated August 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Joan Brown
Joan Brown Chief Financial Officer

Dated: August 24, 2022

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